UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22754

Morgan Creek Series Trust
(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517
(Address of principal executive offices) (Zip Code)

Corporation Service Company 2711 Centerville Road Suite 400 Wilmington, Delaware 19808
(Name and address of agent for service)

Registrant’s Telephone Number, including area code	(919) 933-4004

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2015

Item 1. Schedule of Investments.

The Registrants schedule of investments as of the close of the reporting period prepared pursuant to Rule 12-12 of Regulation S-X is as follows:

MORGAN CREEK TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2015 (UNAUDITED)

	Shares	Value ($)

Long Positions 109.8%

Common Stocks 67.0%

Consumer Discretionary 18.3%

Automobiles 1.6%
Toyota Motor Corp. (ADR)	4,017	537,274

Diversified Consumer Services 1.8%
New Oriental Education & Technology Group, Inc. (ADR)*	27,523	674,864

Internet & Catalog Retail 8.6%
ASOS PLC*	8,118	494,782
JD.com, Inc. (ADR)*	17,085	582,599
The Priceline Group, Inc.*	475	546,901
Vipshop Holdings Ltd. (ADR)*	70,081	1,559,302
		3,183,584
Media 4.7%
Charter Communications, Inc. Class A*	3,019	517,003
Liberty Global PLC Series C*	11,403	577,334
Naspers Ltd. N Shares	4,100	638,624
		1,732,961
Textiles, Apparel & Luxury Goods 1.6%
Carter's, Inc.	5,709	606,867

Energy 3.1%

Oil, Gas & Consumable Fuels 3.1%
Cheniere Energy, Inc.*	7,057	488,768
Petroleo Brasileiro SA (ADR)*	53,910	487,885
YPF SA (ADR)	6,819	187,045
		1,163,698
Financials 4.9%

Banks 4.9%
Banco Macro SA (ADR)*	3,342	152,395
Mitsubishi UFJ Financial Group, Inc.	81,300	584,448
Resona Holdings, Inc.	79,200	432,612
Shinsei Bank Ltd.	64,000	129,166
Sumitomo Mitsui Financial Group, Inc.	11,400	508,499
		1,807,120
Health Care 10.7%

Pharmaceuticals 10.7%
Allergan PLC*	1,946	590,533
Flamel Technologies SA (ADR)*	32,400	686,556
Horizon Pharma PLC*	58,549	2,033,992
Valeant Pharmaceuticals International, Inc.*	2,958	657,120
		3,968,201
Industrials 16.3%

Aerospace & Defense 3.1%
Spirit AeroSystems Holdings, Inc. Class A*	10,974	604,777
TransDigm Group, Inc.*	2,509	563,697
		1,168,474

Airlines 10.4%
American Airlines Group, Inc.	13,263	529,658
Delta Air Lines, Inc.	17,709	727,486
JetBlue Airways Corp.*	44,756	929,134
Republic Airways Holdings, Inc.*	75,311	691,355
Southwest Airlines Co.	13,841	457,999
United Continental Holdings, Inc.*	9,410	498,824
		3,834,456
Machinery 2.8%
Colfax Corp.*	11,045	509,727
IHI Corp.	113,000	526,290
		1,036,017
Information Technology 13.3%

Internet Software & Services 7.1%
Autohome, Inc. (ADR)*	13,255	669,908
Qihoo 360 Technology Co., Ltd. (ADR)*	11,366	769,364
Tencent Holdings Ltd.*	28,100	561,163
Yahoo!, Inc.*	15,796	620,625
		2,621,060
IT Services 3.1%
FleetCor Technologies, Inc.*	3,662	571,492
MasterCard, Inc. Class A	6,157	575,556
		1,147,048
Technology, Hardware, Storage & Peripherals 3.1%
Apple, Inc.	9,111	1,142,747

Utilities 0.4%

Electric Utilities 0.4%
Pampa Energia SA (ADR)*	10,474	144,646
Total Common Stocks (Cost $19,674,515)		24,769,017

Warrants 1.4%

Financials 1.4%

Banks 1.4%
Alpha Bank AE, Expiration Date 12/10/2017* (Cost $1,556,042)	1,426,566	540,551

Exchange-Traded Funds 19.7%
Deutsche X-trackers Harvest CSI 300 China A-Shares Fund	11,000	506,110
Direxion Daily 20 Year Plus Treasury Bull 3x Shares Fund*	10,972	753,118
Direxion Daily Russia Bull 3x Shares Fund	13,103	318,272
Global X FTSE Greece 20 Fund	95,749	963,235
Global X FTSE Portugal 20 Fund	38,445	434,044
iShares 20+ Year Treasury Bond Fund	17,984	2,112,401
iShares MSCI Italy Capped Fund	29,245	435,458
iShares MSCI Spain Capped Fund	12,121	406,659
ProShares UltraShort Yen Fund*	8,679	800,204
WisdomTree India Earnings Fund*	25,826	559,649
Total Exchange-Traded Funds (Cost $7,517,939)		7,289,150

	Shares	Value ($)

Participatory Notes 5.9%

Consumer Discretionary 2.0%

Distributors 1.1%
Abdullah Al Othaim Markets (Issuer Morgan Stanley BV), Expiration Date 9/3/2015*	13,877	398,363

Hotels, Restaurants & Leisure 0.9%
Al Tayyar Travel Group (Issuer Morgan Stanley BV), Expiration Date 9/13/2016*	12,686	334,369

Financials 2.3%

Insurance 2.3%
BUPA Arabia (Issuer Morgan Stanley BV), Expiration Date 2/10/2016*	13,530	856,395

Materials 0.7%

Chemicals 0.7%
Yanbu National Petrochemicals Co. (Issuer Morgan Stanley BV), Expiration Date 12/15/2016*	18,171	262,825

Telecommunication Services 0.9%

Diversified Telecommunication Services 0.9%
Saudi Telecom Co. (Issuer Morgan Stanley BV), Expiration Date 7/25/2016*	19,062	343,014
Total Participatory Notes (Cost $1,740,846)		2,194,966

Short-Term Investments 15.8%
SSgA Prime Money Market Fund, 0.04% ** (Cost $5,837,434)	5,837,434	5,837,434

MORGAN CREEK TACTICAL ALLOCATION FUND
SCHEDULE OF INVESTMENTS
JUNE 30, 2015 (UNAUDITED)

	% of Net Assets	Value ($)

Total Long Positions (Cost $36,326,776) †	109.8	40,631,118
Other Assets and Liabilities, Net	0.4	153,578
Securities Sold Short	(10.2)	(3,761,233)
Net Assets	100.0	37,023,463

†
The cost for federal income tax purposes was $36,902,695. At June 30, 2015, net unrealized appreciation for all securities based on tax cost was $3,728,423. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,063,093 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,334,670.

	Shares	Value ($)

Securities Sold Short 10.2%

Common Stocks 3.3%

Energy 1.5%

Oil, Gas & Consumable Fuels 1.5%
Dorchester Minerals LP	25,210	539,242

Telecommunication Services 1.8%

Diversified Telecommunication Services 1.8%
Windstream Holdings, Inc.	105,658	674,098
Total Common Stocks (Proceeds $1,599,156)		1,213,340

Exchange-Traded Fund 6.9%
iShares Russell 2000 Fund (Proceeds $2,387,809)	20,406	2,547,893
Total Securities Sold Short (Proceeds $3,986,965)		3,761,233

*	Non-income producing security.

**	Current yield; not a coupon rate.

ADR American Depository Receipt

FTSE Financial Times Stock Exchange

MSCI Morgan Stanley Capital Institutional

At June 30, 2015, open total return swap contracts were as follows:

Bilateral Swaps

Reference Entity	Expiration Date	Financing Rate	Shares	Notional Amount ($)	Unrealized Depreciation ($)
Short Position (a)
Alibaba Group Holding Ltd.[1]	4/7/2016	1 Month Libor - 0.40%	52,877	4,347,293	(3,054)
Long Position (b)
Yahoo!, Inc.[1]	4/7/2016	1 Month Libor – (0.40%)	131,209	5,763,880	(609,240)
Total unrealized depreciation					(612,294)

(a)	The Fund makes payments on any positive monthly return of the reference entity, net of the applicable financing rate. The Fund receives payments on any negative monthly return of the reference entity, net of the applicable financing rate.
(b)	The Fund receives payments on any positive monthly return of the reference entity, net of the applicable financing rate. The Fund makes payments on any negative monthly return of the reference entity, net of the applicable financing rate.
Counterparty:
1	Goldman Sachs

Morgan Creek Tactical Allocation Fund
Notes to Schedule of Ivestments

Security Valuation

Investments normally are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the exchange is open for trading.

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued based on market quotations, official closing prices or information furnished by a pricing source. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities.

Exchange-Traded Funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

The Fund may enter into Participatory Note (the “P-Notes”) transactions with broker-dealers, particularly in markets that restrict foreign access, such as Saudi Arabia. The price of the P-Notes is based on the value of the underlying security net of any commission. The Fund recognizes realized and unrealized gains or losses on these P-Notes based on the proceeds from the transactions and the change of the value in the underlying position. P-Notes are categorized as Level 1.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 1. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by an approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below).

The three levels are defined as follows:

Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Morgan Creek Tactical Allocation Fund
Notes to Schedule of Ivestments

Level 2 – Other significant observable inputs including fair value of investments with the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date; and

Level 3 – Other significant unobservable inputs including fair value of investments that do not have the ability to redeem at NAV as of the measurement date, or during the first quarter following the measurement date.

The following is a summary of the inputs used as of June 30, 2015 in valuing the investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$24,769,017	$—	$—	$24,769,017
Warrant	—	—	540,551	540,551
Exchange-Traded Funds	7,289,150	—	—	7,289,150
Participatory Notes (a)	2,194,966	—	—	2,194,966
Short-Term Investments	5,837,434	—	—	5,837,434
Total Investments	$40,090,567	$—	$540,551	$40,631,118

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short, at value (a)	$(1,213,340)	$—	$—	$(1,213,340)
Exchange-Traded Funds Sold Short, at value	(2,547,893)	—	—	(2,547,893)
Derivatives (b) Total Return Swap Contracts	—	(612,294)	—	(612,294)
Total Liabilities	$(3,761,233)	$(612,294)	$—	$(4,373,527)

(a)	See Schedule of Investments for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on total return swap contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Warrant
Balance as of March 31, 2015	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(648,510)
Amortization premium/Accretion of discount	—
Purchases	623,565
(Sales)	—
Transfers into Level 3 (c)	565,496
Transfers (out) of Level 3	—
Balance as of June 30, 2015	$540,551
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2015	$(648,510)

Morgan Creek Tactical Allocation Fund
Notes to Schedule of Ivestments

(c)
During the period ended June 30, 2015, the amount of transfers between Level 2 and Level 3 was $565,496. The investment was transferred from Level 2 to Level 3 because of the lack of observable market data due to the trading suspension on the Athens Stock Exchange.

Transfers between price levels are recognized at the beginning of the reporting period.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. Dollars. The market values of foreign securities, currency holdings and related assets and liabilities are translated into U.S. Dollars at the close of regular trading on the NYSE. Income and expenses denominated in foreign currencies are translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Although the Fund’s investments are denominated in U.S. dollars, the Fund may invest in securities and hold cash balances at its brokers that are denominated in currencies other than its reporting currency. Consequently, the Fund is exposed to risks that the exchange rate of the U.S. dollars relative to other currencies may change in a manner that has an adverse effect on the reported value of that portion of the Fund’s assets which are denominated in currencies other than the U.S. dollars. The Fund may utilize options, futures and forward currency contracts to hedge against currency fluctuations, but there can be no assurance that such hedging transactions will be effective.

Short Sales

The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Deposit at broker for securities sold short primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of June 30, 2015, which serves as collateral for securities sold, not yet purchased. Securities segregated as collateral are identified in the Schedule of Investments. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund may receive or pay the net of the broker’s fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Item 2. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), were effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99 CERT.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Creek Series Trust

By (Signature and Title)		/s/ Mark W. Yusko
Mark W. Yusko – Chairman & President

Date	August 21, 2015

By (Signature and Title)		/s/ Mark B. Vannoy
Mark B. Vannoy – Treasurer

Date	August 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ Mark B. Vannoy
Mark B. Vannoy – Treasurer

Date	August 21, 2015